UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 21, 2009

Bar Harbor Bankshares
(Exact Name of Registrant as Specified in Its Charter)

Maine
(State or Other Jurisdiction of Incorporation)

841105-D                         01-0393663
(Commission File Number) (IRS Employer Identification No.)

P.O. Box 400
Main Street, Bar Harbor, ME 04609-0400
(Address of Principal Executive Offices) (Zip Code)

(207) 288-3314
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Bar Harbor Bankshares (the "Company") previously filed a Form 8-K with the Securities and Exchange Commission (the "Commission") on April 22, 2008, (the "Original Report") reporting under Item 8 "Other Events," that the Company’s Board of Directors announced on April 21, 2009, that it declared a regular quarterly cash dividend of 26.0 cents per share of common stock to be paid on June 13, 2009, to stockholders of record as of May 19, 2009. Since June 13, 2009 is a Saturday, the previously announced dividend will be paid on Monday, June 15, 2009. This Amendment No. 1 on Form 8-K/A is being filed with the Commission to update the previously announced dividend payment date in the Original Report to June 15, 2009 and for no other purpose.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2009

BAR HARBOR BANKSHARES

/s/ Joseph M. Murphy

Joseph M. Murphy
President and Chief Executive Officer